UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (date of earliest event reported):
February 11, 2005

Synthetech, Inc.
(Exact name of registrant as specified in its charter)

Oregon	0-12992	84-0845771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Industrial Way, P.O. Box 646, Albany, OR 97321 (Address of principal executive offices and zip code)

(541) 967-6575
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On February 11, 2005, Synthetech, Inc. issued a press release announcing financial results for the third quarter and first nine months of fiscal 2005.

The information provided hereunder, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits

99.1	Press release dated February 11, 2005, issued by Synthetech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2005	Synthetech, Inc. By: /s/ GARY A. WEBER Gary A. Weber Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Synthetech, Inc. dated February 11, 2005.